                                                                    Exhibit 10.2


This Note and the securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities or blue sky laws of any State, and may not be sold, or otherwise transferred, in absence of such registration or an exemption therefrom under such Act and under any such applicable State laws, or in violation of the provisions of this Note.



                           SPECTRUMEDIX CORPORATION



                              6% CONVERTIBLE NOTE
                               Due July 9, 2004

$300,000

                          Date of Issue: July 9, 2001

     SpectruMedix Corporation, a Delaware corporation (the "Company"), for value received, herewith promises to pay to the I. Reich Family Limited Partnership, a Delaware limited partnership, or to its order, (together with any assignee, jointly or severally, the "Holder") on the Due Date (as hereinafter defined), the sum of three hundred thousand dollars ($300,000), or, if less, so much hereof as may be outstanding from time to time, as set forth on the Schedule attached hereto (the "Principal Amount") and to pay interest on the Principal Amount at the rate of six percent (6%) per annum as provided herein.
Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement between the Company and the Holder dated as of July 9, 2001 (the "Securities Purchase Agreement"). In furtherance thereof, and in consideration of the premises, covenants, promises, representations and warranties hereinafter set forth the Borrower hereby agrees as follows:

     1.   Interest.  Interest on the Principal Amount outstanding from time to
          --------
time as set forth on the Schedule hereto shall accrue at the rate of 6% per annum, shall be based on a three hundred sixty (360) day year of twelve (12) thirty (30) day months and shall be payable quarterly as accrued in arrears on each July 9, October 9, January 9, and April 9 until this Note shall have been paid in full. All payments of both principal and interest shall be made at the address of the Holder hereof as it appears in the books and records of the Company, or at such other place as may be designated by the Holder hereof. If any payment of principal or interest on this Note shall become due on a day other than any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York (a "Business Day"), such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment. Payments of principal and interest are to be made in lawful money of the United States. Notwithstanding the foregoing sentence, the Borrower may elect to (i) make scheduled interest payments on this Note in the form of a PIK Note (the "PIK Note"), in form substantially similar to this Note or (ii) defer any interest payment until the Due Date, in which event interest shall accrue on any interest payment so deferred at the rate of six percent (6%) per annum.

     2.   Maturity.  If not converted pursuant to Section 4 hereof on or before
          --------
such date, this Note shall mature on July 9, 2004, at which time all then remaining unpaid principal, interest and any other charges then due hereunder shall be due and payable in full.

     3.   Optional Prepayment.  The Company may at any time or from time to time
          -------------------
prepay all or any portion of this Note, provided that each such prepayment shall
                                        --------
be in a minimum of $25,000 or integral multiples thereof.

     4.   Conversion.
          ----------

          (a)  Conversion Privilege.  The Holder of this Note may in its sole
               --------------------
discretion at any time or from time to time convert the unpaid principal of and accrued but unpaid Common Stock interest on this Note, into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock into which this Note may be converted shall be determined by dividing the unpaid principal amount of and accrued but unpaid interest on the this Note to be converted by the "Conversion Price" (as determined from time to time in accordance with the following). The Conversion Price shall initially be $.0575.

          (b)  Automatic Conversion.  Upon the occurrence of a Qualified Initial
               --------------------
Public Offering (as defined below), the entire principal amount of, and accrued and unpaid interest on, this Note shall automatically be converted without further action on the part of the Holder and whether or not the Note is surrendered to the Company, into the number of shares of Common Stock as is obtained by dividing the unpaid principal amount of and accrued but unpaid interest on this Note by the Conversion Price.

     For purposes of this Note, "Qualified Initial Public Offering" means an underwritten public offering of Common Stock registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, yielding gross proceeds to the Company of at least $20,000,000.

          (c)  Conversion Procedure.
               --------------------

               (i) To convert this Note, other than pursuant to Section 4(b), the Holder must (A) complete and sign a conversion notice stating the amount to be converted and (B) surrender this Note and the conversion notice to the Company. In the case of the conversion of less than all the unpaid principal amount of and accrued but unpaid interest on this Note, the Company shall issue and deliver to the Holder a new Note of like tenor for the balance of such principal and interest.

               (ii) The date on which the Holder satisfies the foregoing requirements, or in the case of conversion pursuant to Section 4(b), the date of the Qualified Initial Public Offering, as the case may be, is the "Conversion Date." As soon as practicable after the Conversion Date, the Company shall deliver to the Holder a certificate for the number of whole shares of Common Stock issuable upon the conversion. The Person in whose name the certificate is registered shall become the record holder of such shares of Common Stock on the

Conversion Date, and, as of such date, such Person's rights as the Holder of this Note shall cease.

               (iii) The number of whole shares issuable upon the conversion shall be based on the total unpaid principal amount of the Note and accrued and unpaid interest thereon.

          (d)  Fractional Shares.  The Company shall not be required to issue
               -----------------
any fractional shares of Common Stock upon conversion of this Note to the extent that the amount of the Note to be converted is not convertible into a whole number of shares. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Holder shall be entitled to receive a cash payment equal to the fair market value for each fractional share.

          (e)  Taxes on Conversion.  The issuance of certificates for shares of
               -------------------
Common Stock upon the conversion of this Note shall be made without charge to the converting Holder for such certificates for any tax (other than taxes levied on the income of the Holder) in respect of the issuance of such certificates; provided, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder of this Note, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.

          (f)  Authorization.  All shares of Common Stock that may be issued
               -------------
upon conversion of this Note shall be duly authorized, validly issued, fully paid and non-assessable when so issued.

          (g)  Adjustments to the Conversion Price.  The Conversion Price from
               -----------------------------------
time to time in effect shall be subject to adjustment as follows:

               (i)  Upon Stock Dividends, Subdivisions or Splits.  If, at any
                    --------------------------------------------
time prior to the conversion of the Note into shares of Common Stock, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, upon the issuance of such stock dividend, or such subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of the Note shall be increased in proportion to such increase in outstanding shares.

               (ii) Upon Combinations.  If, at any time prior to the conversion
                    -----------------
of the Note into shares of Common Stock, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, upon such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of the Note shall be decreased in proportion to such decrease in outstanding shares.

          (h)  Notice of Adjustments.  Whenever the Conversion Price is
               ---------------------
adjusted, the Company shall promptly deliver to the Holder a notice of the adjustment briefly stating the facts requiring the adjustment and the manner of computing it.

          (i)  Reservation of Shares.  Company warrants and agrees that it shall
               ---------------------
at all times reserve and keep available, free from preemptive rights, sufficient authorized and unissued, or of treasury, shares of preferred stock of the Company to effect conversion of this Note into shares of Common Stock upon the terms and conditions contained herein.

     5.   Events of Default.  The occurrence of any of the following shall
          -----------------
constitute an "Event of Default" hereunder:

          (a) default in the payment of all or any part of the principal or interest on the Note as and when the same shall become due and payable, whether at maturity, by declaration or otherwise;

          (b) failure on the part of the Company duly to observe or perform any of the covenants or agreements contained herein on its part to be performed, and the continuance of such failure for thirty (30) days or in the Security Agreement;

          (c) The Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereinafter in effect or seeking the appointment of a trustee, receiver liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take corporate action to authorize any of the foregoing;

          (d) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against the Company under the federal bankruptcy laws as now or hereafter in effect; or

          (e) Ilan Reich (or a successor acceptable to him) shall cease to be the Chairman and Chief Executive Officer of the Company;

then, and in each and every such case, unless the principal of the Note shall have already become due an payable, the Holder, by notice in writing to the Company (the "Acceleration Notice"), may declare the entire principal amount of this Note, together with interest accrued thereon, to be due an payable immediately, and upon any such declaration the same shall become immediately due and payable.

     6.   Voting Rights.  In the event that, for any reason, the shares of
          -------------
Series C Preferred Stock, par value $.00115 per share, shall cease to have thirteen (13) votes for each share of Common Stock issuable upon conversion of a share of Series C Preferred Stock, then the holder of this Note shall have the right to vote, together with the holders of the Company's Common

Stock, and shall have one vote for each share of Common Stock issuable upon conversion of this Note

     7.   Failure to Act and Waiver.  No failure or delay by the Holder to
          -------------------------
require the performance of any term or terms of this Note or to exercise any right, or any remedy shall constitute a waiver of any such term or of any right or of any default, nor shall such delay or failure preclude the Holder from exercising any such right, power or remedy at any later time or times.

     8.   Consent to Jurisdiction.  The Company hereby agrees and consents that
          -----------------------
any action, suit or proceeding arising out of this Note may be brought in any appropriate court in the State of New York including the United States District Court for the Southern District of New York, or in any other court having jurisdiction over the subject matter, all at the sole election of the Holder hereof, and by the issuance and execution of this Note, the Company irrevocably consents to the jurisdiction of each such court.

     9.   No Assignment.  The Company may not assign its obligations under this
          -------------
Note without the prior written consent of the Holder. Any purported assignment prohibited hereby shall be void.

     10.  Notices.  All notices and communications under this Note shall be
          -------
given as set forth in Section 8.2 of the Securities Purchase Agreement.

     11.  Governing Law.  In all respects, including all matters of
          -------------
construction, validity and performance, this note and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the state of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the united states of America.

                             *    *    *    *    *

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal on the date of issue above stated.


                                       SPECTRUMEDIX CORPORATION

                                       By: /s/ Stephen Wertheimer
                                          -----------------------
                                       Name: Stephen Wertheimer
                                       Title: Secretary & Vice President

                              6% Convertible Note
                                   Schedule
                                   --------

                                          Payments                        Unpaid Principal               Name of Person
        Date                  Principal              Interest             Balance of Note               Making Notation
---------------------    ------------------    ------------------    ------------------------     ---------------------------




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